UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date Of Report (Date Of Earliest Event Reported) April 21, 2020
  AutoNation, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13107	73-1105145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 SW 1st Ave
Fort Lauderdale, Florida 33301
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code (954) 769-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 21, 2020, the Board of Directors of AutoNation, Inc. (the “Company”) promoted James R. Bender from his position as the Company’s Executive Vice President and Chief Operating Officer to the position of President and Chief Operating Officer of the Company, effective as of April 22, 2020. Mike Jackson will continue to serve as the Company’s Chairman and Chief Executive Officer.
Biographical information for Mr. Bender can be found in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 18, 2020, and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On April 22, 2020, the Company held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following four proposals and cast their votes as set forth below.
Proposal 1
The ten director nominees named in the Company’s 2020 proxy statement were elected, each for a term expiring at the next Annual Meeting of Stockholders or until their successors are duly elected and qualified, based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Mike Jackson	77,294,702	749,221	118,980	4,965,232
Thomas J. Baltimore, Jr.	65,699,736	12,390,660	72,507	4,965,232
Rick L. Burdick	76,810,337	1,188,456	164,110	4,965,232
David B. Edelson	77,557,580	584,224	21,099	4,965,232
Steven L. Gerard	77,960,328	130,919	71,656	4,965,232
Robert R. Grusky	77,525,010	616,291	21,602	4,965,232
Lisa Lutoff-Perlo	78,000,589	91,135	71,179	4,965,232
G. Mike Mikan	77,513,854	627,875	21,174	4,965,232
Cheryl Miller	77,679,968	462,402	20,533	4,965,232
Jacqueline A. Travisano	77,786,039	305,444	71,420	4,965,232
Proposal 2
The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2020 was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
82,597,232	493,958	36,945	N/A
Proposal 3
The proposal to approve, on an advisory basis, the resolution on executive compensation was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
76,350,930	1,778,260	33,713	4,965,232

Proposal 4
The stockholder proposal regarding special meetings was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
28,668,515	49,401,308	93,080	4,965,232

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONATION, INC.

Date:	April 23, 2020	By:	/s/ C. Coleman Edmunds
C. Coleman Edmunds
Executive Vice President, General Counsel and Corporate Secretary